Exhibit 10.19

                    SECURITY AGREEMENT

This Security Agreement (this "Agreement") is made and entered into effective as of September 30, 1996 (the "Effective Date") by and between Alan I. Fraser ("Borrower") and Digital Link
Corporation, a California corporation ("Lender").

                           RECITALS

          A. Borrower has borrowed the principal amount of $250,000.00 from Lender pursuant to the terms of a certain
Secured Promissory Note of Borrower to Lender dated of even date herewith (the "Note").

          B.   The parties have agreed that Borrower's
obligations under the Note will be secured by Borrower's grant to Lender of a security interest in and to certain collateral, pursuant to the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of loans made or to be made by Lender under the Note, the parties' agreements herein, and for other good and valuable consideration, the parties hereby agree as follows:

          1. Security. The payment and performance of Borrower's obligations under the Note (hereinafter collectively referred to as the "Obligations") will at all times be secured as follows:

               (a) Grant of Security Interest. As security for the due performance and payment of the Obligations, Lender hereby grants to Lender a security interest in the "Collateral" as defined in Section 1(b).

               (b)  Collateral Defined.  As used in this
Agreement, the term "Collateral" means, collectively, the assets described in Exhibit A attached hereto and all proceeds thereof. Borrower shall deposit the Collateral with Lender and Lender shall keep the Collateral at Lender's principal place of business for the term of this Agreement.

               (c) Financing Statements. So long as Borrower is indebted to Lender under the Note, Borrower will promptly execute and deliver to Lender such assignments, notices, financing statements, or other documents and papers as Lender may reasonably require in order to perfect and maintain the security interest in the Collateral granted to Lender hereby and to give any third party notice of Lender's interest in the Collateral. Borrower will pay to Lender all expenses incurred by Lender in filing such assignments, notices, financing statements or other documents or papers (and any continuation statements or amendments thereto). Upon the full and final discharge of all of Borrower's Obligations, Lender will execute and deliver such documents as may be reasonably necessary and requested by Borrower to release the Collateral from the security interest granted to Lender in this Agreement.

          2.   Representations and Warranties of Borrower.
Borrower represents and warrants to Lender that:

               (a) Authority. Borrower has all right, power and authority necessary to make, enter into and perform its obligations under this Agreement and to grant Lender the security interest in the Collateral granted in Section 1 above, without the need for the consent or approval of any other person or entity. Borrower has taken all necessary action to make this Agreement the legal, valid, binding and enforceable obligation of Borrower that it purports to be.

               (b)  No Legal Obstacle to Agreement.  To the
best of Borrower's knowledge, neither the execution and delivery of this Agreement nor the consummation of any transaction contemplated hereby, nor the fulfillment of the terms of this Agreement or of any other agreement or instrument referred to herein, has constituted or resulted in, or will constitute or result in, a breach of the provisions of any instrument, contract or agreement to which Borrower is a party or by which Borrower and/or the Collateral is bound, or the violation of any law, judgment, decree or governmental or administrative order, rule or regulation applicable to Borrower, or has resulted in or will result in the creation of any lien or claim upon any of the Collateral. No consent of any other person (including without limitation any creditor of Borrower) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.
               (c) Title; No Liens or Claims in Collateral. Borrower owns all right, title and interest in and to the Collateral and no other person or entity has any right, title or interest in or to the Collateral, except for statutory liens for the payment of current taxes that are not yet delinquent. All of the Collateral is (and until the Note has been paid in full and all the Obligations are fully satisfied will be) free and clear of all liens, security interests, mortgages, claims, rights, encumbrances and restrictions of any kind except for statutory tax liens and the security interest granted to Lender under this Agreement.
               (d) No Bankruptcy. Borrower is not subject to any bankruptcy case or insolvency proceedings before any court in any jurisdiction. In the ninety (90) days preceding the effective date hereof, Borrower has not received any threat from any third party to subject Borrower to any involuntary bankruptcy or insolvency proceeding.
          3.   Covenants of Borrower.  Borrower hereby
covenants and agrees with Lender as follows:

               (a) Taxes. Borrower will pay all taxes due and owing by Borrower at such time as they become due. Borrower will keep the Collateral in good condition and repair continuously for so long as Borrower has Obligations to Lender under the Note.

               (b) Maintenance of Records. Borrower will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral belonging to it. For Lender's further security, Lender will have a security interest in all of the books and records of Borrower pertaining to the Collateral.

               (c)  Notice to Account Debtors.  Upon the
request of Lender at any time after the occurrence and during the continuance of an Event of Default (as defined below), Borrower shall notify account debtors on all Borrower's accounts that such accounts have been assigned to Lender and that payments in respect thereof shall be made directly to Lender.

               (d) Moving of Collateral. Borrower will not move or relocate any or all of the Collateral that remains owned by Borrower to any location outside the State of California without Lender's prior written consent, which may be withheld in Lender's sole discretion. Any notice provided by Borrower relating to the movement of Collateral shall indicate in detail the description of the Collateral to be moved or relocated and the location(s) and address(es) to which such Collateral is to be moved.

               (e)  Sale of Collateral.  Borrower will not,
without Lender's prior written consent, which may be withheld in Lender's sole discretion: (i) sell, lease, assign, transfer or otherwise dispose of the Collateral, any part thereof or any interest therein, or any of Borrower's rights therein, to any person, entity or party other than Lender.

          4.   Lender' Rights and Remedies Upon Event of
Default.

               (a)  General Remedies.  In the event of an
occurrence of any Event of Default (as that term is defined in the Note, in addition to exercising any other rights or remedies Lender may have under the Note, at law or in equity, or pursuant to the provisions of the California Commercial Code, Lender may, at its option, and without demand first made, exercise any one or all of the following rights and remedies:
(i) collect the Collateral and its proceeds; (ii) take possession of the Collateral wherever it may be found, using all reasonable means to do so, or require Borrower to assemble the Collateral and make it available to Lender at a place designated by Lender which is reasonably convenient to Borrower; (iii) proceed with the foreclosure of the security interest in the Collateral granted herein and the sale or endorsement and collection of the proceeds of the Collateral in any manner permitted by law or provided for herein; (iv) sell, lease or otherwise dispose of the Collateral at public or private sale, with or without having the Collateral at the place of sale; (v) institute a suit or other action against Borrower for recovery on the Note; (vi) exercise any rights and remedies of a secured party under the California Commercial Code; and/or (vii) offset, against any payment due from Borrower to Lender, the whole or any part of any indebtedness of Lender to Borrower.

               (b)  No Election of Remedies.  The election by
Lender of any right or remedy will not prevent Lender from exercising any other right or remedy against Borrower.

               (c) Proceeds. If an Event of Default occurs, all proceeds and payments with respect to the Collateral will be retained by Lender (or if received by Borrower will be held in trust and will be forthwith delivered by Borrower to Lender in the original form received, endorsed in blank) and held by Lender as part of the Collateral or applied by Lender to the payment of the Obligations.

               (d)  Sales of Collateral.  Any item of
Collateral may be sold for cash or other value at public or private sale or other disposition and the proceeds thereof collected by or for Lender. Borrower agrees to promptly execute and deliver, or promptly cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates and affidavits and supply or cause to be supplied such further information and take such further action as Lender may require in connection with any such sale or disposition. Lender will have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Borrower, which right or equity is hereby waived or released. If any notice of a proposed sale, lease, license or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale, lease, license or other disposition. Lender agrees to give Borrower ten (10) days prior written notice of any sale, lease, license or other disposition of Collateral (or any part thereof) by Lender.

               (e) Application of Proceeds. The proceeds of all sales and collections in respect of the Collateral, the application of which is not otherwise specifically herein provided for, will be applied as follows: (i) first, to the payment of the costs and expenses of such sale or sales and collections and the attorneys' fees and out-of-pocket expenses incurred by Lender relating to costs of collection; (ii) second, any surplus then remaining will be applied first, to the payment of all unpaid interest accrued under the Note, and then to the payment of unpaid principal under the Note; and
(iii) third, any surplus then remaining will be paid to Borrower.

          5. Notices. Any notice required or permitted hereunder will be given in writing and will be deemed effectively given upon personal delivery, three days after deposit in the United States mail by first class mail, one (1) business day after its deposit with any express courier (prepaid), or one (1) business day after transmission by telecopier, in each case addressed to the other party at such party's address (or facsimile number, in the case of transmission by telecopier) as shown below its signature to this Agreement, or to such other address as such party may designate in writing from time to time to the other party.

          6. Jurisdiction; Venue. Borrower, by its execution hereof hereby, irrevocably submits to the in personam jurisdiction of the state courts of the State of California and of the United States District Court for the Northern District of California that are located in Santa Clara County, California, for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement.

          7. Termination. When all Obligations have been paid and performed in full and discharged, this Agreement and the security interest granted to Lender under this Agreement will terminate.

          8. Amendments and Waivers. No amendment or modification of this Agreement may be made or be effective unless and until it is set forth in writing and signed by all parties hereto. No waiver of any right under this Agreement will be effective unless expressly set forth in a writing signed by each party against whom such waiver is asserted. No course of dealing between the parties will operate as a waiver of any party's rights under this Agreement. A waiver on any one occasion will not be construed as a bar to or waiver of any right or remedy on any future occasion. Borrower acknowledges that the giving by Lender of any notice or information to Borrower, or the securing of any consent by Borrower, not required by the express terms hereof to be given or secured, will not by implication constitute an amendment to or waiver or modification of any provision hereof, or impose upon Lender any duty to give any such notice or information or to secure any such consent on any future occasion.

          9. Attorneys' Fees. If any party hereto commences or maintains any action at law or in equity (including counterclaims or cross-complaints) against the other party hereto by reason of the breach or claimed breach of any term or provision of this Agreement, then the prevailing party in said action will be entitled to recover its reasonable attorney's fees and court costs incurred therein.

          10. Successors and Assigns. The provisions of this Agreement will inure to the benefit of, and be binding on, each party's respective heirs, successors and assigns.

          11.  Miscellaneous.  The invalidity or
unenforceability of any term or provision of this Agreement will not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and will not alter or otherwise affect the meaning of this Agreement. This Agreement and the Note and the exhibits thereto, together constitute the entire agreement and understanding of the parties regarding the subject matter hereof and supersede any and all prior understandings and agreements between the parties with respect to such subject matter.

          12. Governing Law. This Agreement will be governed by and construed exclusively in accordance with the internal laws of the State of California as applied to agreements between residents thereof and to be performed entirely within such State, without reference to that body of law relating to conflict of laws or choice of law.

          13. Execution in Counterparts. This Agreement may be executed in any number of counterparts, which together will constitute one instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the Effective Date.

BORROWER:                          LENDER:
\s\ Alan I. Fraser                 \s\ Stanley E. Kazmierczak
Alan I. Fraser                      Stanley E. Kazmierczak

Address: 14403 Donna Lane          Title: Chief Financial Officer
Saratoga, CA 95070                 Address: 217 Humboldt Court
Fax No.                                     Sunnyvale, CA 94089
                                   Fax No.:  (408) 745-6250


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                           EXHIBIT A

                    DESCRIPTION OF COLLATERAL

     Option granted to Alan I. Fraser to purchase 370,000 shares of Common Stock of Digital Link Corporation and shares of Common Stock issuable upon exercise of such option.